UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) January 27, 2000

                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-24997                 22-3615289
         --------                      ---------               ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

        4651 Route 42 Turnersville, New Jersey                  08012
        --------------------------------------                  -----
        (Address of principal executive offices)              (Zip Code)

                                 (856) 629-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On January 27, 2000, South Jersey Financial Corporation, Inc. ("South Jersey") issued a press release which announced that its Board of Directors declared a dividend of $.09 per share. The dividend is to be paid to shareholders of record as of February 10, 2000. It will be paid on February 25, 2000.

         A press release announcing the dividend is attached as Exhibit 99.

Item 7.  Financial Statements and Other Exhibits.

         Exhibit 99 Press Release dated January 27, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:       January 27, 2000          By: /s/Robert J. Colacicco
                                           ----------------------
                                           Robert J. Colacicco
                                           President and Chief Executive Officer



Dated:       January 27, 2000          By: /s/Gregory M. DiPaolo
                                           ---------------------
                                           Gregory M. DiPaolo
                                           Executive Vice President, Treasurer
                                           and Chief Operating Officer